UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

GREEN STREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

California	000-53279	20-1144153
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

8549 Wilshire Blvd, Suite 1216

Beverly Hills, CA 90211

(Address of principal executive offices)

(307) 485-1009

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GREEN STREAM HOLDINGS, INC.

Item 3.03. Material Modification to Rights of Security Holders.

See Exhibit 3.1 for full bylaws text.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

See Exhibit 3.2 for full certificate of determination.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Bylaws

3.2 Certificate of Determination